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                                EXHIBIT 2(n)(i)

                        CONSENT OF KPMG PEAT MARWICK LLP
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                                                                Exhibit 2(n)(i)



                         INDEPENDENT AUDITORS' CONSENT


The Board of Trustees
Pilgrim America Prime Rate Trust

We consent to the use of our report incorporated herein by reference and to the reference of our firm under the headings "Financial Highlights and Investment Performance" and "Experts" in the prospectus.




                                                /s/ KPMG Peat Marwick LLP

                                                KPMG Peat Marwick LLP



Los Angeles, California
October 17, 1996